UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 30, 2023

Date of Report (date of earliest event reported)

INTEVAC, INC.

(Exact name of Registrant as specified in its charter)

State of Delaware	0-26946	94-3125814
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3560 Bassett Street

Santa Clara, CA 95054

(Address of principal executive offices)

(408) 986-9888

(Registrant’s telephone number, including area code)

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	IVAC	The Nasdaq Stock Market LLC (Nasdaq) Global Select

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On November 30, 2023, Intevac, Inc. (the “Company”) entered into a First Amendment of Lease (the “Lease Amendment”) dated November 21, 2023, with HGIT BASSETT CAMPUS LP (“Landlord”), which Lease Amendment amends that certain Lease dated March 20, 2014 (the “Lease Agreement”), by and between the Company and Landlord, for the lease of certain premises located at 3560 Basset Street and 3580 Bassett Street, Santa Clara, California (the “Existing Premises”).

The Lease Amendment provides for (i) effective as of April 1, 2024, the surrender by the Company to the Landlord of an aggregate area of approximately 94,207 rentable square feet of the Existing Premises and (ii) the extension of the expiration date of the term of the Lease Agreement with respect to the remaining 75,376 rentable square feet of the Existing Premises located solely at 3560 Bassett Street, Santa Clara, California (the “Renewal Premises”) from April 1, 2024 to June 30, 2029 (such period, the “Extension Term”), with a Company option to further extend the term of the lease for one additional 60-month period beyond the expiration of the Extension Term.

The base monthly rent for the Renewal Premises during the Extension Term will be according to the following schedule:

Period	Base Monthly Rent
April 1, 2024 – March 31, 2025*	$135,676.80
April 1, 2025 – March 31, 2026	$140,086.30
April 1, 2026 – March 31, 2027	$144,639.10
April 1, 2027 – March 31, 2028	$149,339.87
April 1, 2028 – March 31, 2029	$154,193.42
April 1, 2029 – June 30, 2029	$159,204.70

*	Subject to abatement of base monthly rent for the three (3) month period commencing on April 1, 2024 and ending on June 30, 2024.

During the Extension Term, the Company will also be required to pay its proportionate share of certain operating expenses and real estate taxes applicable to the Renewal Premises. The Lease Amendment provides for certain tenant improvements on the Renewal Premises to be paid for by Landlord.

The forgoing description of the Lease Amendment is qualified in its entirety by reference to the Lease Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by this reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 of this Current Report on Form 8-K by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	First Amendment to Lease, dated as of November 21, 2023, by and between the Company and HGIT BASSETT CAMPUS LP, for premises located in Santa Clara, California

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.

Date: December 6, 2023	/s/ KEVIN SOULSBY
Kevin Soulsby
Interim Chief Financial Officer, Secretary and Treasurer